UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21465

ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

259 N. Radnor-Chester Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-888-711-4CRA

Date of fiscal year end:	December 31, 2004

Date of reporting period:	June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ING Clarion Global Real Estate Income Fund
Letter to Shareholders

Dear Shareholder,

The ING Clarion Global Real Estate Income Fund (AMEX: IGR) is a closed end fund offering a balanced approach to investing in real estate securities. The Fund commenced operations on February 18, 2004 and invests in a mix of real estate equity securities, both common and preferred stocks, issued by real estate companies operating in major industrialized nations. The majority of investees are organized under tax-efficient regimes such as the real estate investment trusts in the United States which permit distribution of income to shareholders with little or no corporate tax. To provide diversification benefits to Fund shareholders, the Fund’s assets are invested in major economic regions around the globe, including Asia-Pacific (mainly Australia, Hong Kong, and Japan); Europe (mainly the United Kingdom and Common Market nations such as the Netherlands, France, and Spain); and North America (Canada and the United States).

In April 2004, we declared and paid our first monthly dividend of $0.09375 per share (or $1.125 annualized), which equates to a 9.07% yield on the Fund’s closing price of $12.40 on June 30, 2004, and a yield of 8.38% on the $13.42 closing price on August 24, 2004. The market yield on the shares varies as demand and supply of the shares changes in the market. The annualized dividend also equates to a 7.50% yield on the Fund’s initial offering price of $15.00 per share.

The Fund’s initial public offering of common stock in February 2004 raised approximately $1.45 billion in net proceeds. On May 11, 2004, the Fund raised an additional $710 million through an offering of preferred shares. The total gross assets of the Fund as of June 30, 2004 were $2.14 billion, with more than 101 million shares of common stock outstanding. The Fund was essentially fully invested with a net cash balance of less than 4% at June 30. The Fund’s net asset value, or NAV, per share increased from an initial $14.32 per share on February 25 to $14.82 per share on April 1, 2004 before a market decline set in as more fully described below. This market decline reduced NAV to $13.58 per share on June 30. Fund NAV has subsequently recovered by approximately 4.1% to $14.14 per share as of August 24.

The Fund is managed by ING Clarion Real Estate Securities (“ING Clarion RES”), which manages approximately $5.1 billion of real estate securities portfolios and is a part of ING Clarion which manages approximately $12.5 billion of real estate assets on behalf of clients. ING Clarion is a wholly owned subsidiary of the ING Group, a global financial services firm with over 100,000 employees in 60 countries around the world. Globally, ING manages over $49 billion in real estate assets. ING Clarion and ING Real Estate have over 1,000 employees around the world involved in real estate. This network of real estate professionals provides current research and real-time information on property markets that help our securities management team evaluate which equity securities are appropriate for the Fund’s investment portfolio.

After a strong first quarter, U.S. and global markets for real estate securities began a sharp decline following the April 1 release of a strong employment report in the U.S. This report caused fears of sharply rising interest rates and inflation in the United States, and was reflected in other parts of the globe, although not nearly to the degree seen in the U.S.

This April sell-off proved to be a buying opportunity, and your Fund was fortunate to have liquidity to take significant advantage of this opportunity. In the U.S., the widely followed Morgan Stanley REIT index, which is available intraday (symbol “RMS”), ultimately fell 21% from its high of 662 on April 2nd to a low of 526 on May 11th. By the end of June, RMS had regained 17% to close at 616. Despite early fears that a strong economy and the attendant rising interest rates would hurt the yield appeal of REITs, the market seems to have come around to thinking that ultimately a stronger economy is good news for real estate companies as it drives increased demand for real estate which translates into increasing occupancies, firming rents and higher cash flows. Property companies outside the U.S. held up much better during the April/ May correction in U.S. REITs, thus demonstrating benefits of diversification.

At June 30, the gross invested assets of the Fund were invested approximately 87% common stocks, 9% U.S. preferred stocks, and 4% short-term marketable securities. The geographic breakdown was approximately 14% Europe, 14% Asia-Pacific region, 8% Canada, and 59% United States (being 50% common and 9% preferred stocks), and 4% short-term marketable securities.

Europe. European property stocks have been the strongest performers for the four months ended June 30, with strength notable in both the U.K. and continental Europe. Specifically, Europe (including the U.K.) was up approximately 4%, vs. modest declines for North America and Asia-Pacific regions based upon the S&P/Citigroup World Property Index. While the Netherlands and France have adopted tax-efficient pass-through structures for real estate companies,

Semi-Annual Report June 30, 2004  1

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

U.K. authorities circulated a Consultation Paper on a REIT-type structure in the spring and are currently considering industry and public comments. Longer term we believe the Fund’s focus on higher-yielding securities will prove to be a positive for shareholders.

Asia-Pacific. Because of the Fund’s income orientation, we have been overweight Australia, where yields on the Listed Property Trusts (the Aussie equivalent to U.S. REITs) are generally strong and rising modestly, and sharply underweight the low dividend paying and more volatile Japan and Hong Kong companies. During the period two major consolidations took place or were agreed to that should have positive long-term implications for the LPT market. In early July, Westfield Holdings merged with two affiliated LPTs and created the world’s largest shopping mall owner and operator with holdings in Australia, the U.K., and the U.S. In July Lend Lease Corp. proposed merging with General Property Trust, a major LPT that it has sponsored, and GPT agreed to merger terms in August. If and when this merger is completed, the reconstituted Lend Lease and merged Westfield will become two of the world’s largest property companies.

North America. North American markets are still all about the economy . . . and the data is more ambiguous now. Investors’ appetite for stocks seems tempered by a handful of themes, including rising oil prices (which acts as a drag on consumer and business spending for other goods and services), rising concern about terrorism around the U.S. elections, and the possible implications of a change in administration on economic and tax policy. The economic data is by and large still very positive. U.S. GDP grew at 3% in the second quarter. Jobless claims are declining. Consumer confidence is high and improving. However, the good news is tempered somewhat by the fact that the data related to the economy is a little bit weaker than expectations. For instance, the 3% GDP growth rate was below the 3.7% expected and marks a decline from the first quarter and the fourth quarter of last year. We see more good than bad in the economic data as a whole, but the market remains hesitant to embrace the certainty of a continued expansion. For real estate stocks, a continued modest expansion accompanied by slowly rising interest rates is a virtually ideal scenario.

Second quarter earnings reports were encouraging. The vast majority of U.S. REIT companies’ reporting earnings have met or exceeded analysts’ expectations. Of the major companies we follow that have reported, 61% beat estimates, 23% met estimates, and 16% missed estimates. Furthermore, the actual reported year-over-year growth on a weighted average basis was 6.3% versus the 1.2% growth that had been expected. Not surprisingly, we have seen a significant number of U.S. companies raise their earnings guidance for the balance of this year and next. These reports encourage us to believe that our estimates of 4% growth this year and 8% next year for U.S. REIT-industry earnings are not too optimistic.

With the rest of the market, we are watching carefully the evolving picture of the economy, but thus far expect a continued modest expansion which should bode well for improving real estate fundamentals. Given that valuations for real estate stocks are still in line with historical averages, we continue to be constructive about the total return prospects for an actively managed portfolio of real estate stocks.

As always, we appreciate your continued faith and confidence.

Sincerely,

ING CLARION REAL ESTATE SECURITIES

T. Ritson Ferguson	Steven D. Burton	Kenneth D. Campbell
President and	Co-Portfolio Manager	Co-Portfolio Manager
Chief Executive Officer
2 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Portfolio of Investments June 30, 2004 (unaudited)

		U.S. $
Shares		Value

	Common Stock – 132.9%
	Real Estate Investment Trusts (“REIT”) – 132.9%
	Australia – 18.2%
	Diversified – 4.6%
8,650,000	General Property Trust	$21,029,369
31,035,794	Investa Property Group	42,158,211

		63,187,580

	Office Property – 2.3%
12,721,643	Deutsche Office Trust	10,191,210
26,654,371	Ronin Property Group	20,981,261

		31,172,471

	Shopping Centers – 8.4%
9,984,178	Macquarie CountryWide Trust	11,962,597
39,520,000	Westfield America Trust	65,796,007
12,345,119	Westfield Trust	37,924,387

		115,682,991

	Warehouse & Industrial – 2.9%
17,129,177	Macquarie Goodman Industrial Trust	20,046,127
27,584,000	Macquarie ProLogis Trust	19,791,521

		39,837,648

		249,880,690

	Canada – 12.1%
	Diversified – 4.3%
1,761,900	Boardwalk Real Estate Investment Trust	20,828,726
609,900	Dundee Real Estate Investment Trust*	10,621,790
2,166,800	Summit Real Estate Investment Trust	28,346,576

		59,797,092

	Hotels – 1.4%
2,239,900	InnVest Real Estate Investment Trust*	18,878,143

	Health Care – 1.2%
2,111,800	Retirement Residences Real Estate Investment Trust*	16,428,174

	Office Property – 2.3%
3,403,700	O&Y Real Estate Investment Trust*	31,352,374

	Shopping Centers – 2.1%
200,100	Calloway Real Estate Investment Trust	2,220,763
2,276,600	RioCan Real Estate Investment Trust	27,337,878

		29,558,641

	Warehouse & Industrial – 0.8%
884,800	H&R Real Estate Investment Trust	10,770,043

		166,784,467

	France – 3.9%
	Apartments – 1.5%
266,137	Gecina SA	20,917,171

	Diversified – 2.4%
321,929	Unibail	33,292,330

		54,209,501

	Hong Kong – 2.2%
	Diversified – 2.2%
8,133,000	Hang Lung Properties Ltd.	10,479,326
2,400,000	Sun Hung Kai Properties Ltd.	19,692,813

		30,172,139

	Japan – 1.4%
	Diversified – 0.6%
615,000	Mitsubishi Estate Co., Ltd.	7,631,490

	Shopping Centers – 0.8%
1,673	Japan Retail Fund Investment Corp.	11,545,333

		19,176,823

	Netherlands – 11.0%
	Diversified – 9.5%
97,280	Corio NV	4,142,445
327,601	Eurocommercial Properties NV	9,944,454
993,694	Nieuwe Steen Investments NV	20,129,458
348,686	Rodamco Europe NV	21,062,937
915,000	Wereldhave NV	75,254,584

		130,533,878

	Shopping Centers – 1.5%
401,461	VastNed Retail NV	20,734,149

		151,268,027

	Spain – 0.2%
	Diversified – 0.2%
90,888	Inmobiliaria Colonial SA	2,322,154

	United Kingdom – 6.6%
	Diversified – 5.7%
984,000	British Land Co. Plc	12,375,394
1,105,242	Hammerson Plc	13,960,340
1,401,700	Land Securities Group Plc	29,461,577
2,807,700	Slough Estates Plc	22,849,287

		78,646,598

	Shopping Centers – 0.9%
853,400	Liberty International Plc	11,777,545

		90,424,143

See notes to financial statements.
Semi-Annual Report June 30, 2004  3

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Common Stock (continued)
	United States – 77.3%
	Apartments – 14.4%
1,219,600	Amli Residential Properties Trust	$35,783,064
1,064,000	Apartment Investment & Management Co. – Class A	33,122,320
1,119,000	Archstone-Smith Trust	32,820,270
341,700	Camden Property Trust	15,649,860
1,369,850	Gables Residential Trust	46,547,503
254,600	Home Properties, Inc.	9,924,308
637,700	Mid-America Apartment Communities, Inc.	24,162,453

		198,009,778

	Diversified – 10.7%
349,500	Bedford Property Investors, Inc.	10,219,380
167,500	BNP Residential Properties, Inc.	2,200,950
402,900	Colonial Properties Trust	15,523,737
717,600	iStar Financial, Inc.	28,704,000
711,031	Keystone Property Trust	17,086,075
759,900	Liberty Property Trust	30,555,579
970,300	Newcastle Investment Corp.	29,060,485
863,000	U.S. Restaurant Properties, Inc.	13,108,970

		146,459,176

	Health Care – 9.4%
1,378,400	Health Care REIT, Inc.	44,798,000
337,900	Healthcare Realty Trust, Inc.	12,664,492
2,980,800	Nationwide Health Properties, Inc.	56,337,120
1,577,300	OMEGA Healthcare Investors, Inc.	15,836,092

		129,635,704

	Hotels – 2.5%
321,000	Hersha Hospitality Trust	3,171,480
736,000	Hospitality Properties Trust	31,132,800

		34,304,280

	Manufactured Homes – 0.6%
500,000	Affordable Residential Communities	8,300,000

	Office Property – 22.3%
824,000	Arden Realty, Inc.	24,233,840
771,200	Brandywine Realty Trust	20,968,928
3,884,000	Equity Office Properties Trust	105,644,800
585,800	Glenborough Realty Trust, Inc.	10,749,430
353,400	Highwoods Properties, Inc.	8,304,900
2,841,884	HRPT Properties Trust	28,447,259
294,000	Mack-Cali Realty Corp.	12,165,720
1,447,500	Maguire Properties, Inc.	35,854,575
161,300	Mission West Properties, Inc.	1,953,343
1,238,000	Prentiss Properties Trust	41,497,760
582,500	Reckson Associates Realty Corp.	15,995,450

		305,816,005

	Regional Malls – 0.8%
237,800	The Macerich Co.	11,383,486

	Shopping Centers – 12.7%
143,600	Cedar Shopping Centers, Inc.	1,649,964
570,700	Commercial Net Lease Realty	9,816,040
619,000	Glimcher Realty Trust	13,692,280
2,603,530	Heritage Property Investment Trust	70,451,522
50,000	Inland Real Estate Corp.	650,500
1,579,000	New Plan Excel Realty Trust	36,885,440
1,194,000	Pennsylvania Real Estate Investment Trust	40,894,500

		174,040,246

	Storage – 0.5%
171,100	Sovran Self Storage, Inc.	6,532,598

	Warehouse & Industrial – 3.4%
1,261,100	First Industrial Realty Trust, Inc.	46,509,368

		1,060,990,641

	Total Common Stock (cost $1,890,992,900)	1,825,228,585

	Preferred Stock – 11.4%
	Real Estate Investment Trusts (“REIT”) – 11.4%
	United States – 11.4%
	Apartments – 0.4%
200,000	Mid-America Apartment Communities, Inc., Series H	5,030,000

	Diversified – 3.2%
36,000	Bedford Property Investors, Inc. (a)	1,778,627
170,000	Bedford Property Investors, Inc.	4,080,000
1,015,000	iStar Financial, Inc., Series I	23,588,600
192,300	Keystone Property Trust, Series D	4,980,570
400,000	Keystone Property Trust, Series E	10,080,000

		44,507,797

See notes to financial statements.
4 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Preferred Stock (continued)
	Finance – 0.4%
240,000	RAIT Investment Trust, Series A	$5,774,400

	Health Care – 2.0%
1,000,000	LTC Properties, Inc., Series F	24,500,000
120,000	OMEGA Healthcare Investors, Inc., Series D	3,012,000

		27,512,000

	Hotels – 2.6%
800,000	Host Marriot Corp., Series E	20,360,000
200,000	Innkeepers USA Trust, Series C	4,820,000
430,000	Winston Hotels, Inc.	10,328,600

		35,508,600

	Manufactured Homes – 0.3%
140,000	Affordable Residential Communities, Series A	3,605,000

	Office Property – 1.6%
400,000	Alexandria Real Estate Corp., Series C	10,137,520
291,800	Maguire Properties, Inc., Series A	7,046,970
192,500	SL Green Realty Corp., Series C	4,812,500

		21,996,990

	Regional Malls – 0.9%
362,200	Glimcher Realty Trust, Series G	8,602,250
155,100	The Mills Corp.	4,065,171

		12,667,421

	Shopping Centers – 0.0%
7,200	Pennsylvania Real Estate Investment Trust	424,080

	Total Preferred Stock (cost $161,838,274)	157,026,288

Principal		U.S. $
Amount		Value

	U.S. Government and Agency Securities – 6.0%
	Federal Home Loan Bank – 6.0%
$81,685,000	0.95%, 7/01/04 (b) (cost $81,682,844)	81,685,000

Shares

	Convertible Preferred Stock – 1.6%
	Real Estate Investment Trusts (“REIT”) – 1.6%
	United States – 1.6%
	Hotels – 1.2%
685,000	Felcor Lodging Trust, Inc., Series A	16,440,000

	Shopping Centers – 0.4%
200,000	Ramco-Gershenson Properties Trust, Series C	5,770,000

	Total Convertible Preferred Stock (cost $21,816,150)	22,210,000

	Total Investments – 151.9% (cost $2,156,330,168)	2,086,149,873
	Liabilities in Excess of Other Assets – (0.2)%	(2,752,089)
	Preferred shares, at redemption value – (51.7)%	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$1,373,397,784

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the security amounted to $1,778,627 or 0.1% of net assets.

(b)	Effective rate at time of purchase.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

*	Deemed to be restricted.

See notes to financial statements.
Semi-Annual Report June 30, 2004  5

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2004 (unaudited)

Assets
Investments, at value (cost $2,156,330,168)	$2,086,149,873
Foreign currency, at value (cost $291,571)	292,321
Cash	1,553
Receivable for investment securities sold	39,813,170
Dividends receivable	13,502,415
Unrealized appreciation on spot contracts	57,538
Other assets	50,866

Total Assets	2,139,867,736

Liabilities
Payable for investment securities purchased	52,320,737
Payable to advisor for offering costs	2,389,565
Management fee payable	1,008,462
Dividends payable – preferred shares	224,673
Unrealized depreciation on swap contracts	16,490
Accrued expenses and other liabilities	510,025

Total Liabilities	56,469,952

Preferred Shares, at redemption value
$.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$1,373,397,784

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 101,161,287 shares issued and outstanding	$101,161
Additional paid-in capital	1,438,426,334
Undistributed net investment income	20,789,089
Net realized loss on investments, swap contracts and foreign currency transactions	(15,581,772)
Net unrealized depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(70,337,028)

Net Assets Applicable to Common Shares	$1,373,397,784

Net Asset Value Applicable to Common Shares
(based on 101,161,287 common shares outstanding)	$13.58

See notes to financial statements.
6 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Period February 18, 2004* through June 30, 2004 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $2,232,534)	$45,753,673
Interest	433,609

Total Investment Income		$46,187,282

Expenses
Management fees	5,046,015
Interest expense on line of credit	870,619
Auction agent fees – preferred shares	222,236
Administration fees	125,066
Transfer agent fees	92,702
Custodian fees	86,807
Printing fees	60,742
Insurance fees	47,837
Rating agency fees	35,027
Organizational expenses	35,000
Legal fees	20,248
Audit fees	16,198
Trustees’ fees and expenses	14,192
AMEX listing fee	9,637
Miscellaneous expenses	4,049

Total Expenses		6,686,375
Management fee waived		(1,484,122)

Net Expenses		5,202,253

Net Investment Income		40,985,029

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		(12,417,306)
Foreign currency transactions		(3,164,466)

		(15,581,772)

Net unrealized appreciation (depreciation) on:
Investments		(70,180,295)
Swap contracts		(16,490)
Foreign currency denominated assets and liabilities		(140,243)

		(70,337,028)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(85,918,800)

Dividends and Distributions on Preferred Shares from
Net investment income		(1,242,665)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(46,176,436)

*	Commencement of operations.

See notes to financial statements.
Semi-Annual Report June 30, 2004  7

ING Clarion Global Real Estate Income Fund
Statement of Changes in Net Assets Applicable to Common Shares
For the Period February 18, 2004* through June 30, 2004 (unaudited)

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$40,985,029
Net realized loss on investments, swap contracts and foreign currency transactions	(15,581,772)
Net unrealized depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(70,337,028)
Dividends and distributions on Preferred Shares from net investment income	(1,242,665)

Net decrease in net assets applicable to Common Shares resulting from operations	(46,176,436)

Dividends and Distributions on Common Shares
Net investment income	(18,953,275)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	1,436,503,000
Reinvestment of dividends	2,024,495

Net increase from capital share transactions	1,438,527,495

Net Increase in Net Assets	1,373,397,784
Net Assets Applicable to Common Shares
Beginning of period	—

End of period (including undistributed net investment income of $20,789,089)	$1,373,397,784

*	Commencement of operations.

See notes to financial statements.
8 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Period February 18, 2004* through June 30, 2004 (unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(46,176,436)

Adjustments to Reconcile Net Decrease in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Used in Operating Activities:
Cost of long-term securities purchased	(2,231,384,622)
Proceeds from sale of long-term securities	144,315,626
Net purchase of short-term securities	(81,261,181)
Increase in foreign currency, at value	(292,321)
Increase in receivable for investment securities sold	(39,813,170)
Increase in dividends receivable	(13,502,415)
Increase in unrealized appreciation on foreign currency	(57,538)
Increase in other assets	(50,866)
Increase in payable for investment securities purchased	52,320,737
Increase in payable to advisor for offering costs	2,389,565
Increase in management fee payable	1,008,462
Increase in dividends payable – preferred shares	224,673
Increase in unrealized depreciation on swap contracts	16,490
Increase in accrued expenses and other liabilities	510,025
Net change in unrealized depreciation on investments	70,180,295
Net accretion of bond discount and amortization of bond premium	(417,297)
Net realized loss on investments	12,417,306

Net Cash Used in Operating Activities	(2,129,572,667)

Cash Flows From Financing Activities:
Cash received from the issuance of Common Shares	1,436,503,000
Cash received from issuance of Preferred Shares	710,000,000
Reinvestment of dividends	2,024,495
Cash distributions paid on Common Shares	(18,953,275)

Net Cash Provided by Financing Activities	2,129,574,220

Net increase in cash	1,553
Cash at Beginning of Period	—

Cash at End of Period	$1,553

*	Commencement of operations.

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $2,024,495.

See notes to financial statements.
Semi-Annual Report June 30, 2004  9

ING Clarion Global Real Estate Income Fund
Financial Highlights For the Period February 18, 2004(1) through June 30, 2004 (unaudited)

Per share operating performance for a Common Share outstanding throughout the period
Net asset value, beginning of period	$14.33	(2)

Income from investment operations(3)
Net investment income	0.42
Net realized and unrealized loss on investments, swap contracts and foreign currency transactions	(0.97)
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.01)

Total from investment operations	(0.45)

Dividends and distributions on Common Shares
Net investment income	(0.19)

Total dividends and distributions to Common Shareholders	(0.19)

Net asset value, end of period	$13.58

Market value, end of period	$12.40

Total investment return(4)
Net asset value	(3.90%)
Market value	(16.12%)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,373,398
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	0.87	%(5)
Net expenses, before fee waiver+	1.12	%(5)
Net investment income, after fee waiver, after preferred share dividends+	6.70	%(5)
Preferred share dividends	0.21	%(5)
Net investment income, after fee waiver, before preferred share dividends+	6.91	%(5)
Portfolio turnover rate	9.65%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000
Net asset coverage per share of preferred shares	$73,359

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price $14.33 per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan.

(5)	Annualized, except organization costs.

+	Calculated on the basis of income and expenses applicable to both Common and Preferred Shares relative to the average net assets applicable to Common Shares.

10 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements June 30, 2004 (unaudited)

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S., dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Semi-Annual Report June 30, 2004  11

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

Swaps – The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The Trust has a managed distribution policy. Under the policy, the Trust declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains, and, if necessary, a return of capital. The current annualized rate is $0.09 per share. The Trust continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs – Costs incurred in connection with the Trust’s organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of February 18, 2004. The Advisor has contractually agreed to pay all organizational and offering costs in excess of this amount. Organizational costs of approximately $35,000 were expensed by the Trust. Offering costs of approximately $3,357,000 incurred by the Trust in connection with the offering of its common shares were charged to paid-in capital upon the sale of those shares.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the various global real estate industries.

4. Investment Management Agreement and Other Affiliated Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of

12 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the period ended June 30, 2004, the Trust incurred investment management fees of $5,046,015, of which, $1,484,122 was waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the period ended June 30, 2004, there were purchase and sale transactions (excluding short-term securities) of $2,231,384,622 and $144,315,626, respectively.

The Fund entered into interest rate swap agreements during the six months ended June 30, 2004. Details of the swap agreements outstanding as of June 30, 2004 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Depreciation

Citigroup	07/01/2007	$200,000	3.68%	3 Month LIBOR	$(16,490)

					$(16,490)

For each swap noted, the Fund pays a fixed rate and receives a floating rate.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

Information on the components of net assets as of June 30, 2004 is as follows:

	Gross	Gross	Net unrealized
Cost of	unrealized	unrealized	depreciation
investments	appreciation	depreciation	on investments

$2,156,330,168	$21,663,398	$(91,843,693)	$(70,180,295)

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $700,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 0.50%. There were no borrowings outstanding at June 30, 2004.

The average daily amount of borrowings during the period ended June 30, 2004 was $141,431,332, with a related weighted average interest rate of 1.81%.

8. Capital

The Trust issued 90,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of $15.00 per common share. On March 12, 2004, the underwriters purchased 6,000,000 common shares of the Trust pursuant to the over-allotment option. On April 8, 2004, the underwriters purchased 5,000,000 additional common shares of the Trust pursuant to the over-allotment option. In connection with the Trust’s dividend reinvestment plan, the Trust issued 154,306 common shares during the period. At June 30, 2004, the Trust had outstanding common shares of 101,161,287 with a par value of $0.001. The Advisor owns 6,981 shares of the common shares outstanding.

On February 26, 2004, the Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.
The Trust has issued 4,000 shares of Preferred Shares Series A, 4,000 shares of Preferred Shares Series B, 4,000 shares of Preferred Shares Series C, 4,000 shares of Preferred Shares Series D, 6,200 shares of Preferred Shares Series T and 6,200 shares of Preferred Shares Series W, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.

For the period ended June 30, 2004, the annualized dividend rates range from:

	High	Low	At June 30, 2004

Series A	1.59%	1.25%	1.59%
Series B	1.40	1.25	1.40
Series C	1.42	1.25	1.42
Series D	1.57	1.25	1.57
Series T	1.55	1.20	1.55
Series W	1.40	1.25	1.40

Semi-Annual Report June 30, 2004  13

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

14 Semi-Annual Report June 30, 2004

ING Clarion Global Real Estate Income Fund
Supplemental Information  (Unaudited)

Trustees

The trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
	and Length of		During The Past	Overseen	Held by
Name and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 44	1 year/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	2 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust; National Trustee of the Boys and Girls Clubs of America.

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to December 31, 1999; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Advisory board member of the HBS Club of Philadelphia and Freedoms Foundation; Trustee and Elder and Investment Committee member of Ardmore Presbyterian Church.

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 67	1 year/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd.; Director on the Boards of Tri-Arc Financial Services, Inc. and Magellan Insurance Company Ltd.; former Director of Medallion Financial Corporation, IKON Office Solutions, Inc. and VISA International; trustee of the Madison Square Boys and Girls Club.

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 68	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club since 1999, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves. Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2005 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons due to their position with the Advisor.

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Semi-Annual Report June 30, 2004  15

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Two Hanson Place, Brooklyn, New York 11217; Attention: Irina Krylov, Phone number: (800) 433-8191.

ING Clarion Global Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Peter Zappulla
Treasurer and
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, New York

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

Not applicable for reports for periods ending on or before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 11. Exhibits.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund
By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer

Date: August 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer

Date: August 27, 2004

By:	/s/ Peter Zappulla
	Name:	Peter Zappulla
	Title:	Treasurer and Chief Financial Officer

Date: August 26, 2004

EXHIBIT INDEX

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.